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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accounts, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Apache Corporation's previously filed Registration Statements on Form S-3 (Nos. 33-53129, 333-39973 and 333-44731), Form S-4 (No. 33-61669), and Form S-8 (Nos. 33-31407, 33-37402,
33-53442, 33-59721, 33-59723, 33-63817, 333-04059, 333-25201, 333-26255,
333-32557 and 333-36131).





                                                      /s/  Arthur Andersen LLP

                                                      ARTHUR ANDERSEN LLP

Houston, Texas
March 20, 1998